                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        SPECTRUM SIGNAL PROCESSING INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                         SPECTRUM SIGNAL PROCESSING INC.
                                8525 Baxter Place
                              100 Production Court
                              Burnaby, B.C. V5A 4V7
                            (604)421-5422 (Telephone)
                           (604) 421-1764 (Facsimile)

                        NOTICE OF ANNUAL GENERAL MEETING


TO THE MEMBERS:

                  NOTICE IS HEREBY GIVEN that the annual general meeting of Spectrum Signal Processing Inc. (the "Company") will be held at the Waterfront Centre Hotel, 900 Canada Place Way, Vancouver, B.C. on Tuesday, the 22nd day of June, 1999 at the hour of 12:00 o'clock in the afternoon (Vancouver time) to transact the usual business of an annual general meeting and for the following purposes:

     1.   To receive and consider the Report of the Directors to the Members.

     2. To receive and consider the financial statements of the Company, together with the auditor's report thereon for the fiscal year ended December 31, 1998.

     3. To consider and, if thought fit, to approve an ordinary resolution to set the number of directors at seven.

     4. To elect directors to hold office until the next annual general meeting of the Company.

     5. To appoint an auditor for the Company to hold office until the next annual general meeting of the Company.

     6. To authorize the directors to fix the remuneration to be paid to the auditor for the Company.

     7. To consider and, if thought fit, to approve an ordinary resolution to amend the existing formal stock option plan by increasing the number of options covered by the plan by 400,000 to allow for the granting to directors and employees of the Company of incentive stock options to purchase up to a total of 3,050,000 common shares in the capital stock of the Company, details of which are set out in the enclosed Information Circular.

     8. To consider and, if thought fit, to approve an ordinary resolutions to adopt an Employee Share Purchase Plan having substantially the terms as set out in the enclosed Information Circular subject to such amendments as may be requested by The Toronto Stock Exchange.

     9. To transact such further or other business as may properly come before the meeting and any adjournment or adjournments thereof.

          The accompanying Information Circular provides additional information relating to the matters to be dealt with at the meeting and is deemed to form part of this notice.

          A shareholder entitled to attend and vote at the meeting is entitled to appoint a proxy to attend and vote in his stead. If you are unable to attend the meeting in person, please complete, sign and date the enclosed form of Proxy and return it within the time and to the location in accordance with the instructions set out in the form of Proxy and Information Circular accompanying this Notice.

          Please advise the Company of any change in your address.


          DATED at Vancouver, British Columbia, this 11th day of May, 1999.

                                                By Order of the Board of

                                                SPECTRUM SIGNAL PROCESSING INC.

                                                "Kenneth A. Spencer"

                                                ------------------------------
                                                KENNETH A. SPENCER,
                                                Chair of the Board

                         SPECTRUM SIGNAL PROCESSING INC.

                            #100 - 8525 Baxter Place
                                  Burnaby, B.C.
                                     V5A 4V7

                           (604) 421-5422 (Telephone)
                           (604) 421-6099 (Facsimile)

                              INFORMATION CIRCULAR
                    (As at May 11, 1999 except as indicated)


MANAGEMENT SOLICITATION

        THIS INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF SPECTRUM SIGNAL PROCESSING INC. (THE "COMPANY") FOR USE AT THE ANNUAL GENERAL MEETING (THE "MEETING") OF THE COMPANY TO BE HELD ON TUESDAY, JUNE 22, 1999. The solicitation will be by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company does not reimburse shareholders, nominees or agents for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation will be borne by the Company.


APPOINTMENT AND REVOCATION OF PROXIES

        The persons named in the enclosed form of proxy are directors of the Company.

        Any shareholder returning the enclosed form of proxy may revoke the same at any time insofar as it has not been exercised. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the shareholder or by his attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer, or attorney, of the corporation, and delivered either to the office of the Company or the registrar and transfer agent's office at least 48 hours prior to the scheduled time of the meeting or by the Chairman of such meeting at the scheduled commencement of the meeting, or any adjournment of it, and upon any of such deposits the proxy is revoked.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

        The Company is authorized to issue 50,000,000 common shares without par value, of which 10,035,654 common shares are issued and outstanding.

        Only the holders of common shares are entitled to vote at the Meeting and the holders of common shares are entitled to one vote for each common share held. Holders of common shares of record on May 11, 1999 will be entitled to vote at the Meeting.

        To the knowledge of the directors and senior officers of the Company, no persons beneficially own shares carrying more than 10% of the voting rights attached to all shares of the Company.


VOTING OF PROXIES AND EXERCISE OF DISCRETION

        A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY. TO EXERCISE THIS RIGHT THE SHAREHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED IN THE PROXY AND STRIKE OUT THE OTHER NAMES OR MAY SUBMIT ANOTHER PROXY.

        THE SHARES REPRESENTED BY PROXIES IN FAVOUR OF MANAGEMENT WILL BE VOTED ON ANY POLL (SUBJECT TO ANY RESTRICTIONS THEY MAY CONTAIN) IN FAVOUR OF THE MATTERS DESCRIBED IN THE PROXY.

        The enclosed form of proxy, when properly completed and delivered and not revoked, confers discretionary authority on the persons appointed thereunder to vote with respect to any amendments of variations of matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. At the time of printing of this Information Circular, the management of the Company knows of no such amendment, variation or the matter which may be presented to the Meeting.


ELECTION OF DIRECTORS

        The directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed. In the absence of instructions to the contrary, the enclosed proxy will be voted for the nominees herein listed.

        The shareholders will be asked to pass an ordinary resolution to set the number of directors of the Company at seven (7). Management of the Company proposes to nominate each of the following persons for election as a director. Information concerning such persons, as furnished by the individual nominees, is as follows:

==============================================================================================
  NAME, COUNTRY OF ORDINARY       PRINCIPAL OCCUPATION OR    APPROX. NO.    DATE ON WHICH THE
 RESIDENCE AND POSITION HELD     EMPLOYMENT AND, IF NOT AN    OF VOTING     NOMINEE BECAME A
       WITH THE COMPANY              ELECTED DIRECTOR,          SHARES       DIRECTOR OF THE
                                OCCUPATION DURING THE PAST   BENEFICIALLY        COMPANY
                                        FIVE YEARS              OWNED,
                                                             DIRECTLY OR
                                                             INDIRECTLY,
                                                                  OR
                                                              CONTROLLED
                                                             OR DIRECTED
==============================================================================================
BARRY JINKS(1)(2)               President and Chief                28,428     July 27, 1990
Canada                          Executive Officer of the
PRESIDENT, CHIEF EXECUTIVE      Company
OFFICER and DIRECTOR

KENNETH A. SPENCER(2)           Chair of the Board of the          20,000   November 3, 1997
Canada                          Company
CHAIR OF THE BOARD and
DIRECTOR

JOHN E. BRENNAN                 President and Director of          69,000   December 14, 1995
United States                   Activated Communications
DIRECTOR                        Inc.

CHARLES C. JOHNSTON(2)          President and Director of         299,100   December 20, 1992
United States                   J & C Resources Ltd.
DIRECTOR

SAMUEL ZNAIMER(1)(3)            Senior Vice-President of            4,000     July 27, 1990
Canada                          Ventures West Capital Ltd.
DIRECTOR

PASCAL SPOTHELFER               Senior Vice-President,                Nil    March 15, 1999
Canada                          Strategic Development at
DIRECTOR                        Teekay Shipping (Canada)
                                Ltd

ANDREW HARRIES                  Vice President, Marketing             Nil    April 16, 1999
Canada                          and Co-Founder of Sierra
DIRECTOR                        Wireless, Inc.


(1) Member of Audit Committee. There is currently a vacancy on the audit committee to be filled by the Board at its next scheduled meeting.

(2)     Member of Compensation Committee

(3)     Member of Acquisition Committee

        The Advance Notice of the Meeting inviting nominations for directors of the Company as required by Section 111 of the Company Act (British Columbia) was mailed to the Ontario Securities Commission, the British Columbia Securities Commission and to The Toronto Stock Exchange and was published in The Province newspaper, Vancouver, British Columbia on April 22, 1999.


STATEMENT OF EXECUTIVE COMPENSATION

        Particulars of compensation paid to:

        (a)     the Company's chief executive officer ("CEO");

        (b) each of the Company's four most highly compensated executive officers who were serving as executive officers at the end of the most recently completed financial year and whose total salary and bonus exceeds CAD$100,000 per year; or

        (c) any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year;

(the "Named Executive Officers") is set out in the summary compensation table below:


                                     SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------
                              Annual Compensation        Long Term Compensation
-----------------------------------------------------------------------------------------------
                                                             Awards         Payouts
-----------------------------------------------------------------------------------------------
    Name and                                   Other   Secur-   Restricted   LTIP    All Other
    Principal      Year    Salary   Bonus(1)  Annual    ities   Shares or   Payouts   Compen-
    Position               (CAD$)    (CAD$)   Compen-   Under   Restricted          sation (2)
                                              sation   Option/  Share
                                                        SARs      Units
                                                       Granted
-----------------------------------------------------------------------------------------------
Barry Jinks,       1998   $235,935       Nil      Nil   13,000         Nil     Nil      $291.00
President and      1997   $221,025  $146,023      Nil   13,000         Nil     Nil      $286.00
CEO                1996   $193,200  $115,391      Nil      Nil         Nil     Nil      $330.00

Martin             1998   $155,043       Nil      Nil    7,500         Nil     Nil      $216.00
McConnell,         1997   $145,245   $76,766      Nil    7,500         Nil     Nil      $220.00
VP, Finance,       1996   $137,906   $60,670      Nil   30,000         Nil     Nil      $264.00
Secretary & CFO

Brian Lowe,        1998   $156,302       Nil      Nil    7,500         Nil     Nil      $216.00
VP, Sales          1997   $148,437   $66,753      Nil    7,500         Nil     Nil      $220.00
                   1996   $139,088   $55,276      Nil   30,000         Nil     Nil      $264.00

Doug Johnson,      1998   $134,820       Nil      Nil    7,500         Nil     Nil      $216.00
VP, Logistics      1997   $126,300   $66,753      Nil    7,500         Nil     Nil      $220.00
                   1996   $109,032   $56,752      Nil   30,000         Nil     Nil      $264.00

David Hobbs        1998   $134,820       Nil      Nil    7,500         Nil     Nil      $229.20
VP, Engineering    1997   $126,300   $66,753      Nil    7,500         Nil     Nil      $233.00
                   1996   $109,199   $48,760      Nil   30,000         Nil     Nil      $264.00

Ron Wages(3)       1998   $183,750   $20,000      Nil    7.500         Nil     Nil      $216.00
VP, Marketing      1997   $123,958   $70,000      Nil   50,000         Nil     Nil   $15,153.00
                   1996        N/A       N/A      N/A      N/A         N/A     N/A          N/A

(1) Under the Company's Executive Compensation Plan, cash bonuses may be earned by officers based upon the achievement of targets relating to financial performance of the Company. These bonuses are reported in the year they were earned, based upon Company performance. Bonuses earned in any particular year are paid out in the first quarter of the following year.

(2) Consists of insurance premiums paid by the Company for the benefit of each Named Executive Officer for group term life insurance.

(3)     Commenced April 15, 1997.

        The value of perquisites and other personal benefits for each Named Executive Officer does not exceed the lesser of CAD$50,000 and 10% of the total of his annual salary and bonus.

        Other than as set out above, there were no other persons who would qualify as Named Executive Officers serving as executive officers at the end of the most recently completed financial year, nor were there any executive officers who are no longer serving the Company who received a salary in excess of CAD$100,000 during the most recently completed financial year.

        There were no long term incentive plans in place for any Named Executive Officer of the Company during the most recently completed financial year.


         OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR


===============================================================================================
        NAME            SECURITIES     % OF TOTAL   EXERCISE    MARKET VALUE    EXPIRATION DATE
                      UNDER OPTIONS     OPTIONS     OR BASE          OF
        (a)            GRANTED (#)     GRANTED TO    PRICE        SECURITIES          (f)
                                       EMPLOYEES     (CAD$/     UNDERLYING
                           (b)             IN       SECURITY)    OPTIONS ON
                                       FINANCIAL                 THE DATE OF
                                          YEAR         (d)          GRANT
                                                                (CAD$/SECURITY)
                                          (c)                        (e)
--------------------------------------------------------------------------------------------
Barry Jinks                13,000(1)          4.2%       $7.50          $7.50  June 10, 2008

Martin McConnell            7,500(2)          2.4%       $7.50          $7.50  June 10, 2008

Brian Lowe                  7,500(2)          2.4%       $7.50          $7.50  June 10, 2008

Doug Johnson                7,500(2)          2.4%       $7.50          $7.50  June 10, 2008

David Hobbs                 7,500(2)          2.4%       $7.50          $7.50  June 10, 2008

Ron Wages                    7,500(2)         2.4%       $7.50          $7.50  June 10, 2008


(1)     These options vest as to 2,600 each year commencing as of June 10, 1999.

(2)     These options vest as to 1,500 each year commencing as of June 10, 1999.

  AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR
                      AND FINANCIAL YEAR-END OPTION VALUES


==============================================================================================
       NAME             SECURITIES        AGGREGATE       UNEXERCISED           VALUE OF
                        ACQUIRED ON         VALUE      OPTIONS AT FY-END   UNEXERCISED IN THE
        (a)              EXERCISE         REALIZED            (#)           MONEY OPTIONS AT
                                           (CAD$)                                FY-END
                            (b)                          EXERCISABLE/            (CAD$)
                                             (c)         UNEXERCISABLE
                                                                              EXERCISABLE/
                                                              (d)            UNEXERCISABLE
                                                                                  (e)
----------------------------------------------------------------------------------------------
Barry Jinks                 Nil              Nil        410,771 / 63,401        $861,538 / NIL

Martin McConnell            Nil              Nil         84,000 / 28,500         $47,600 / NIL

Brian Lowe                  Nil              Nil         66,500 / 28,500         $14,200 / NIL

Doug Johnson                Nil              Nil         53,500 / 28,500          $4,640 / NIL

David Hobbs                 Nil              Nil         58,000 / 28,500          $4,260 / NIL

Ron Wages                   Nil              Nil         33,334 / 24,166             NIL / NIL


        There were no defined benefit or actuarial plans in place for any Named Executive Officer during the most recently completed financial year.

        There are no employment contracts or compensatory plans or arrangements between the Company and a Named Executive Officer.

        The Company has a compensation committee comprised of Barry Jinks, the President and CEO of the Company and two other directors: Mr. Kenneth A. Spencer, the Chair of the Board and Mr. Charles C. Johnston.


EXECUTIVE COMPENSATION REPORT

        It is the responsibility of the compensation committee to review and recommend compensation policies and programs for executives of the Company. The compensation committee makes recommendations to the Board of Directors which gives final approval on these policies. The Company's compensation policies are designed to reward and recognize executive performance consistent with the success of the business and to be aligned with increasing shareholder value. Its policies are intended to attract and retain capable and experienced people.

        The Company's executive compensation is designed to encourage, compensate and reward employees on the basis of individual and corporate performance, both in the short and long term. The compensation committee establishes aggregate compensation levels for all executive officers and these levels have been ratified by the Board of Directors.

        In 1996, the Compensation Committee retained Towers Perrin to do a survey of executive compensation plans of Canadian and U.S. small capital, high technology companies. As a result of their findings and recommendations the Compensation Committee adjusted the base salaries of the Chief Executive Officer and all executives and provided for an annual adjustment. The Compensation Committee also recommended that each Vice-President receive an annual grant of options for 7,500 common shares. In 1997, the bonus plan was modified following a review by Towers Perrin. The bonus plan was modified to provide for an executive bonus pool that would vary based on annual earnings per share growth.

        Approved by the Compensation Committee:

        Barry Jinks                 Kenneth A. Spencer
        Charles C. Johnston


PERFORMANCE GRAPH

        The following graph charts performance of an investment in the Company's common shares against the TSE 300 Share Index, assuming an investment of CAD$100 on December 31, 1993:


                               [PERFORMANCE GRAPH]


                  Dec 31/93    Dec 31/94    Dec 31/95     Dec 31/96     Dec 31/97      Dec 31/98
                ---------------------------------------------------------------------------------
Spectrum        100($10.00)   50 ($5.00)  187 ($18.75)     83 ($8.30)    83 ($8.30)     47 ($4.70)
(share price
in brackets)
TSE300          100           99          114             144           168            163


COMPENSATION OF DIRECTORS

        Particulars of stock options granted to directors of the Company during the most recently completed financial year are as follows:

==========================================================================================
        NAME OF DIRECTOR          NO. OF SHARES    EXERCISE PRICE PER        DATE OF GRANT
                                                  COMMON SHARE (CAD$)         EXPIRY DATE
------------------------------------------------------------------------------------------
Kenneth A. Spencer                    4,000              $7.50           06/10/1998 -
                                                                         06/10/2003

Joseph Abrams                         4,000              $7.50           06/10/1998 -
                                                                         06/10/2003

Dr. Karl Brackhaus                    5,000              $7.50           06/10/1998 -
                                                                         06/10/2003

John E. Brennen                       3,000              $7.50           06/10/1998 -
                                                                         06/10/2003

Charles C. Johnston                   4,000              $7.50           06/10/1998 -
                                                                         06/10/2003

Samuel Znaimer                        7,000              $7.50           06/10/1998 -
                                                                         06/10/2003


OTHER COMPENSATION TO DIRECTORS

        In 1997, the board of directors of the Company approved a fee of CAD$1,000 for in person meetings. The board also approved the following annual allotment of incentive stock options:


                                                   No. of Options
                                                   --------------
        Director retainer                          3,000
        Chair of the board                         1,000 additional
        Chair of Committee of the board            1,000 additional
        Committee member                           1,000 additional


        The board may also grant an initial allotment of shares to a director at the time he is appointed, at its discretion.

        In addition to the above, Kenneth Spencer, a director of the Company, also acts as a consultant for the Company and receives a consulting fee of $20,000 per year, billed quarterly. For the last completed financial year, Mr. Spencer received a total of $20,000 of consulting fees.

        No other compensation was paid to directors of the Company during the last completed financial year.


STOCK OPTION PLAN


        Shareholder approval as evidenced by a majority of the votes cast at the annual general meeting by "disinterested shareholders" will be sought to approve an amendment to the existing formal stock option plan (the "Plan") by increasing the number of stock options covered by the Plan by 400,000 to allow for the granting to directors and employees of the Company of options to acquire a total of 3,050,000 common shares in the capital stock of the Company (which number includes the 991,720 options currently outstanding). In all other respects the Plan remains the same as previously approved by shareholders.

        Under the policies of The Toronto Stock Exchange, a disinterested shareholder vote is required if more than 10% of the number of outstanding shares of the Company could be reserved for options to insiders or issued to insiders within a one-year period. A disinterested shareholder vote is also required if more than 5% of the number of outstanding shares could be issued upon exercise of options to any one insider in a one-year period.

        Under the policies of The Toronto Stock Exchange, "disinterested shareholders" are shareholders entitled to vote at a meeting of the Company other than:

        (a) insiders of the Company to whom shares may be issued pursuant to the share compensation arrangement; and

        (b) "associates" of such insiders, as that term is defined in the Ontario Securities Act.

        For the purpose of such resolutions, 428,628 shares held by insiders of the Company will not be counted in the voting.

EMPLOYEE STOCK PURCHASE PLAN

        The Company proposes to adopt an Employee Share Purchase Plan (the "ESPP") subject to the approvals of The Toronto Stock Exchange and the Company's shareholders. The ESPP allows full time employees and directors of the Company and its affiliates to purchase shares of the Company through payroll deductions and advance payments. The objective of the ESPP is to allow employees and directors to share in the Company's success through having a proprietary interest in the Company.

        It is intended that the ESPP will be registered under the Employee Investment Act of British Columbia which would allow certain eligible employees resident in British Columbia to receive a 20% tax credit with respect to share purchases made under the ESPP. The Company also intends to allow those employees which participate in the Group RRSP and 401K plans offered by the Company to direct some of their investment into the ESPP.

        Purchases under the ESPP will be made semi-annually at the end of June and December of each year with the initial purchase period ending December 31, 1999. Purchases will be made at the lower of the weighted 5-day trading average of the Company's stock at the beginning and the end of a purchase period less a 15% discount. 250,000 shares in total are to be allotted for issuance under the ESPP with a maximum of 100,000 in any one year. The maximum contribution for employees is an amount equal to 10% of their compensation but in any event the maximum contribution of any employee or director is to be limited to $12,500.

        The policies of The Toronto Stock Exchange require that the ESPP be approved by a majority of "disinterested" shareholders as the ESPP is available to insiders of the Company. Accordingly, shareholders will be asked to consider, and if thought fit, pass the following resolution:

               "Resolved that the Company adopt an Employee Share Purchase Plan having substantially the terms as set out in the Company's information circular dated May 11, 1999, subject to such amendments as may be requested by The Toronto Stock Exchange."

               428,628 shares held by insiders of the Company will not be counted in the voting on the above resolution.

INDEBTEDNESS TO COMPANY OF DIRECTORS AND SENIOR OFFICERS

        None of the directors and senior officers of the Company, proposed nominees for election or associates of such persons is or has been indebted to the Company or its subsidiaries at any time since the beginning of the last completed financial year of the Company and no indebtedness remains outstanding as at the date of this Information Circular.


INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

        Save and except the foregoing, or as disclosed elsewhere in this information circular, since January 1, 1998, being the commencement of the Company's last completed financial year, none of the following persons has any material interest, direct or indirect, in any transaction or proposed transaction which has materially affected or will materially affect the Company or any of its subsidiaries:

        (a)     any director or senior officer of the Company;

        (b)     any proposed nominee for election as a director of the Company;

        (c) any member holding, directly or indirectly, more than 10% of the voting rights attached to all the shares of the Company; and

        (d)     any associate or affiliate of any of the foregoing persons.


STATEMENT OF CORPORATE GOVERNANCE POLICIES

        The report of the Toronto Stock Exchange Committee on Corporate Governance resulted in The Toronto Stock Exchange introducing a new listing requirement in 1995 wherein companies listed on The Toronto Stock Exchange are required to disclose their corporate governance system in their annual reports or information circulars, with specific reference to the guidelines (the "Guidelines") set out in The Toronto Stock Exchange Company Manual, copies of which are available from the Toronto Stock Exchange or the Company.

Mandate and Responsibilities of the Board

        The fundamental objective of the Board of Directors of the Company is to ensure that the Company operates in a fashion which maximizes shareholder value over the long term. The Board's duties and responsibilities are all carried out in a manner consistent with that fundamental objective.

        The principal duty and responsibility of the Board is to oversee the management and operations of the Company, with the day to day management of the business and affairs of the Company delegated by the Board to the Chief Executive Officer and other executive officers.

        The Board's responsibilities include overseeing the conduct of the Company's business, providing leadership and direction to its management, and setting policies. Strategic direction for the Company is developed through the Board's annual planning process. Through this process, the Board adopts the operating plan for the coming year, and monitors management's progress relative to that plan through a regular reporting and review process.

        Notwithstanding the suggested Guidelines, no formal position descriptions for the Board and the Chief Executive Officer have been developed.

Composition and Size of the Board

        The seven-member Board of Directors is elected by the shareholders of the Company, with two related directors, Barry Jinks and Kenneth A. Spencer. In addition to serving as a director, Mr. Jinks is the Company's President and Chief Executive Officer. Mr. Spencer is the Chair of the Board and also provides certain consulting services to the Company. The five unrelated directors are independent of management and free from any interest, business or other relationships that could, or could reasonably be perceived to, materially interfere with their ability to act with a view to the best interests of the Company, other than interests and relationships arising from shareholding.

        In 1995, the Board increased the number of directors by one, bringing the total number of directors to seven, a size which the Board believes to be appropriate for the Company.

Committees of the Board

        The Board has three standing committees: Audit, Compensation and Acquisition. The committees are each comprised of three, three and two directors respectively. Each committee also has available to it as a resource such members of management as may from time to time be determined to be appropriate.

        The Audit committee assesses, influences, and helps set the tone for quality financial reporting and sound internal controls. The committee reviews the annual audit and meets with the Company's independent accountants to review the adequacy and effectiveness of the Company's internal controls and financial management practices, and recommends the Company's financial statements to the Board for approval.

        The Compensation committee reviews and recommends compensation policies and programs for executives of the Company. The committee makes recommendations to the Board which gives final approval on these policies.

        The Acquisition committee reviews and recommends acquisitions opportunities with the executives of the Company. The committee makes recommendations to the Board which gives final approval on any acquisition.

        The Guidelines contemplate that committees of the Board should generally be composed of outside directors, a majority of whom are unrelated directors. The Company complies with the requirements of the British Columbia Company Act in that the majority of its audit committee is comprised of directors who are not officers or employees of the Company; however, the Board feels it is appropriate to have Barry Jinks, the President and Chief Executive Officer of the Company, sit on both the Audit and Compensation committees as he is the director who is most familiar with the operations of the Company. Further the Board feels it benefits from the input of Kenneth Spencer on the Compensation committee notwithstanding that he may not be categorized as an "outside" director by virtue of serving as Chair of the Board.

Decision requiring prior Board approval and Expectations of Management

        The Board has delegated to the Chief Executive Officer and senior management responsibility for the day to day management of the business of the Company. Matters of policy and issues outside the normal course of business are brought before the Board for its review and approval, along with all matters dictated by statute and legislation as requiring Board review and approval. The Chief Executive Officer and senior management review the Company's progress in relation to the current operating plan at Board meetings, which are held at least six times a year. The Board meets on a regular basis with and without management present. Financial, operational and strategic issues facing the Company are reviewed, monitored and approved at the Board meetings.

Recruitment of New Directors and Assessment of Board Performance

        Notwithstanding the suggested Guidelines, the Company does not have a committee of outside, i.e. non-management directors, a majority of whom are unrelated directors, with the responsibility for proposing to the Board new nominees to the Board and for assessing directors on an ongoing basis. Instead, any one director may propose new nominees to the Board for consideration by the Board as a whole. In addition, although no formal orientation and education program for new directors has been established, new directors visit the Company's head office and meet with other directors and executive officers prior to becoming a director. Further, to date, all new appointees to the board have had extensive experience in serving on boards of many varied organizations, including public companies.

        The Guidelines also contemplate that a Board of Directors should implement a process to be carried out by an appropriate committee for assessing the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors. Due to the size and composition of the Board, the Board is of the view that a formal process of assessment is unnecessary, and instead The Board assesses Board committee and individual director's effectiveness on an informal basis.

Director's Compensation

        In 1997, the Board has adopted a compensation program which provides for a fee of (CAD)$1,000 for in person meetings and for the following annual allotment of incentive stock options for each independent director, in addition to an initial allotment at the time of becoming a director:


                                                   No. of Options
                                                   --------------
        Director retainer                          3,000
        Chair of the board                         1,000 additional
        Chair of Committee of the board            1,000 additional
        Committee member                           1,000 additional

        The Board believes this realistically reflects the responsibilities and risk involved in being an effective director. Barry Jinks, the President and Chief Executive Officer, does not receive any additional remuneration for acting as a director or as a member of either of the standing committees.

Shareholder Feedback and Concern

        Under the direction of the Chief Executive Officer, there is a shareholder relations program in place which involves providing information with respect to reported financial results and other announcements by the Company to a broad spectrum of investors and interested parties. Shareholder concerns of a significant nature are directed to the Vice-President, Finance and the Chief Executive Officer for information and resolution, and management reports to the Board on these matters and other major shareholder and investor matters.


APPOINTMENT OF AUDITOR

        Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the re-appointment of KPMG, Chartered Accountants, of Vancouver, British Columbia, as auditor of the Company to hold office until the close of the next annual general meeting of the Company. It is proposed that the remuneration to be paid to the auditor of the Company be fixed by the Board of Directors.

        KPMG were first appointed auditor of the Company on July 31, 1987.


MANAGEMENT CONTRACTS

        There are no management functions of the Company or a subsidiary thereof which are to any substantial degree performed by a person other than the directors or senior officers of the Company or a subsidiary thereof.


THE YEAR 2000 ISSUE

        The Company has established a Year 2000 program to coordinate and monitor the assessment, conversion or replacement, and testing of computer systems throughout the Company to ensure key business information and process control systems will function successfully after December 31, 1999. In addition, the Company is taking steps to ensure that all relevant non-information technology systems will be Year 2000 compliant.

        Potential Year 2000 risks could include, without limitation, a temporary inability to engage in normal business activities such as conducting general banking tasks, invoicing, and materials planning and purchasing. The Company has determined that its major internal system, the MRP system, is Year 2000 compliant, which means that internal order processing and filing will be unaffected. The Company has committed internal and external resources to address its potential Year 2000 problems. Progress on Year 2000 issues is centrally coordinated, with regular reporting to the Audit Committee and the full Board of Directors.

        The Company has completed its assessment of internal Year 2000 issues. The Company does not expect to incur any costs in remediating (where required) any Year 2000 issues relating to its business, other than the time spent by employees on ensuring compliance. In any case, total costs to the Company with respect to its Year 2000 compliance activities are not anticipated to be material to the Company's financial condition or results of operations in any given year. These costs and the date on which the Company plans to complete Year 2000 modification and testing processes are based on management's best estimates, which were derived utilizing numerous assumptions. However, there can be no guarantee that these estimates will prove to be accurate and actual results could differ significantly.

        As the Company relies on third party suppliers for utilities, transportation, and other key services, interruption of supplier operations could affect the Company's operations, however, this risk is being assessed and contingency plans being developed. The Company has initiated communications with suppliers with which it does significant business to determine the extent to which the Company may be vulnerable to such parties' failure to remedy their own Year 2000 problems. The Company expects to complete its assessment of third party Year 2000 risks by March 31, 1999. There can be no assurance that the systems of such suppliers will be converted on a timely basis.

        The Company's Year 2000 contingency plans are as follows: (i) all "critical path" systems are being identified and testing will be continuous,
(ii) back-up systems are being put in place for alternate suppliers for all aspects of production and delivery, and (iii) the Company already has in place a redundant system of supply for its manufactured products. Continuing monitoring and risk management are taking place and the Company's contingency plans will be updated as new issues are identified. Based on its current assessment, management believes the Year 2000 issue will not have a material adverse effect on the Company's business, financial conditions, or results of operations.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

               The management of the Company is not aware of any other matter to come before the Meeting other than as set forth in the Notice of the Meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares represented thereby in accordance with their best judgement on such matters.


                                            By Order of the Board of

                                            SPECTRUM SIGNAL PROCESSING INC.

                                            "KENNETH  A. SPENCER "

                                            Per:  Kenneth A. Spencer,
                                                  Chair of the Board